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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): March 1, 2005
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                                CBRL GROUP, INC.


          Tennessee                    0-25225                   62-1749513
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                  305 Hartmann Drive, Lebanon, Tennessee 37087

                                 (615) 444-5533


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

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Item 7.01.  Regulation FD Disclosure.

     On March 1, 2005, CBRL Group, Inc. (the "Company") issued the press release that is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, with respect to its reporting of comparable store sales for the four-week period ending February 25, 2005.

     The Company also issued a press release on March 1, 2005, which is furnished hereto as Exhibit 99.2 and incorporated by reference as if fully set forth herein, announcing that the Company will be presenting at the 11th Annual Retail, Restaurants & Apparel Conference hosted by Bear Stearns on March 8, 2005 at 8:15 a.m. Eastern Time and noted that an audio webcast of the Company's presentation at the conference would be available to the public over the Internet, and for 13 days thereafter.


Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements. None

(b)  Pro Forma Financial Information. None

(c)  Exhibits.

     99.1 Press Release issued by CBRL Group, Inc. dated March 1, 2005 Reporting February Sales.

     99.2 Press Release issued by CBRL Group, Inc. dated March 1, 2005 Announcing Presentation at 11th Annual Retail, Restaurants & Apparel Conference.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 1, 2005                       CBRL GROUP, INC.


                                           By: /s/ James F. Blackstock
                                              ----------------------------------
                                           Name:  James F. Blackstock
                                           Title: Senior Vice President, General
                                                  Counsel and Secretary